                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                           SEC FILE NUMBER 811-07384

Filed By Registrant                             [X]
Filed By Party Other Than Registrant            [ ]


Check Appropriate Box
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

           Name of Registrant: Nicholas-Applegate Institutional Funds

  Name of Person Filing Proxy Statement: Charles H. Field, Assistant Secretary

Payment of Filing Fee

[X]  No fee required

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                               600 WEST BROADWAY
                          SAN DIEGO, CALIFORNIA 92101


                                                               November 30, 2000


Dear Fellow Shareholder:

    On behalf of the Board of Trustees of the Nicholas-Applegate Institutional Funds (the "Trust"), I am pleased to invite you to a special meeting of the shareholders of the Trust to be held at 10:00 a.m., San Diego time, on January 12, 2001, at 600 West Broadway, San Diego, California 92101.

    As discussed in more detail in the enclosed Proxy Statement, Nicholas-Applegate Capital Management ("Nicholas-Applegate"), Allianz of America, Inc. ("Allianz of America") and certain other affiliated parties entered into a Merger Agreement pursuant to which Allianz of America will acquire all of the partnership interests in Nicholas-Applegate (the "Transaction"). Allianz of America is a subsidiary of Allianz AG, a leading global financial services company. At the meeting, shareholders will be asked to approve the following proposals:

    - Approval of a new investment advisory agreement between each series of the Trust and Nicholas-Applegate. The new investment advisory agreement provides that following the Transaction, Nicholas-Applegate will continue to provide investment advisory services to each series of the Trust (each, a "Fund") on the same terms and for the same compensation under which it currently operates.

    - Approval of a new subadvisory agreement between Nicholas-Applegate and Criterion Investment Management LLC ("Criterion") for the Short Intermediate Fund and the High Quality Bond Fund. The new subadvisory agreement provides that following the Transaction, Criterion will continue to provide subadvisory services to the two Funds on the same terms and with the same compensation under which they currently operate.

    Your vote is important.

    After reviewing these proposals, your Board of Trustees unanimously voted to approve them and to recommend approval by shareholders, as more fully described in the accompanying Proxy Statement. Now it is your turn to review the proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying Proxy Statement.

    No matter how many shares you own, your timely vote is important. Even if you plan to attend the meeting, please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings or having our proxy solicitor, DF King & Co., Inc. ("DF King"), telephone you. If you have any questions regarding the proxy statement, please call DF King at 1-800-207-3159.

    Thank you in advance for your participation in this important event.

                                          Sincerely,

                                          /s/ ARTHUR E. NICHOLAS

                                          Arthur E. Nicholas
                                          Chairman of the Board

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

Nicholas-Applegate Large Cap Growth Fund       Nicholas-Applegate Mini Cap Growth Fund
Nicholas-Applegate Mid Cap Growth Fund         Nicholas-Applegate Convertible Fund
Nicholas-Applegate Small Cap Growth Fund       Nicholas-Applegate Short Intermediate Fund
Nicholas-Applegate Value Fund                  Nicholas-Applegate International Core Growth
                                               Fund
Nicholas-Applegate High Quality Bond Fund      Nicholas-Applegate Global Technology Fund
Nicholas-Applegate High Yield Bond Fund        Nicholas-Applegate Global Health Care Fund
Nicholas-Applegate Worldwide Growth Fund       Nicholas-Applegate Global Growth & Income Fund
Nicholas-Applegate International Small Cap     Nicholas-Applegate Latin America Fund
  Growth Fund                                  Nicholas-Applegate Pacific Rim Fund
Nicholas-Applegate Global Blue Chip Fund
Nicholas-Applegate Emerging Countries Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

          SCHEDULED FOR 10:00 A.M. (SAN DIEGO TIME), JANUARY 12, 2001
                     NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                               600 WEST BROADWAY
                          SAN DIEGO, CALIFORNIA 92101

    This is the formal agenda for the special shareholder meeting of the Trust. It tells you the matters on which you will be asked to vote and the time and place of the meeting, in case you want to attend in person. Unless otherwise noted, you will be asked to vote on the following proposals.

    1. FOR SHAREHOLDERS OF EACH FUND: A proposal to approve a new investment advisory agreement between each Fund and Nicholas-Applegate, the Trust's investment adviser. This new investment advisory agreement will take effect only if the proposed acquisition of Nicholas-Applegate by Allianz of America is consummated.


    2.  FOR SHAREHOLDERS OF SHORT INTERMEDIATE AND HIGH QUALITY BOND FUNDS ONLY:
A proposal to approve a new subadvisory agreement between Nicholas-Applegate and Criterion for the two Funds. This new subadvisory agreement will take effect only if the shareholders approve Proposal 1 and the proposed acquisition of Nicholas-Applegate by Allianz of America is consummated.


    3. To consider any other business that may properly come before the meeting.

    YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS. APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT AND THE NEW SUBADVISORY AGREEMENT IS REQUIRED BECAUSE OF THE CHANGE IN CONTROL OF NICHOLAS-APPLEGATE. APPROVAL OF THE PROPOSALS WILL NOT INCREASE THE INVESTMENT ADVISORY FEE PAYABLE BY ANY FUND OR OTHERWISE CHANGE THE SUBSTANTIVE TERMS OF THE EXISTING AGREEMENTS.

    Shareholders of record as of the close of business on November 10, 2000 are entitled to vote at the meeting and any related follow-up meetings.

                                          By Order of the Board of Trustees,

                                          /s/ E. BLAKE MOORE, JR.

                                          E. Blake Moore, Jr., Secretary
                                          San Diego, California

November 30, 2000

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                                PROXY STATEMENT
                                       OF
                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
                               600 WEST BROADWAY
                          SAN DIEGO, CALIFORNIA 92101

                        SPECIAL MEETING OF SHAREHOLDERS

    This Proxy Statement contains the information you should know before voting on the proposals summarized below.

THE TRUST WILL FURNISH WITHOUT CHARGE A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS WHO WANT TO OBTAIN A COPY OF THE TRUST'S REPORTS SHOULD DIRECT ALL REQUESTS TO THE ATTENTION OF THE TRUST, AT THE ADDRESS LISTED ABOVE, OR STATE STREET BANK, THE TRUST'S TRANSFER AGENT, AT 1-800-551-8643.

                                  INTRODUCTION

    This Proxy Statement is being used by the Board of Trustees to solicit proxies to be voted at a special meeting of shareholders of the Trust. The special meeting is expected to be held at the offices of Nicholas-Applegate, 600 West Broadway, San Diego, California, at 10:00 a.m., San Diego time on
January 12, 2001, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of special meeting of shareholders.

    This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about November 30, 2000. The Annual Report for the Trust for its most recently completed fiscal year was previously mailed to shareholders.

    The special shareholder meeting is being called to consider, among other things, proposals related to the acquisition of all of the partnership interests in Nicholas-Applegate by Allianz of America (the "Transaction"). If Proposal 1, regarding the approval of the proposed advisory agreement (as discussed below), is adopted by the Funds and the Transaction is consummated, Nicholas-Applegate will continue as the investment adviser to each Fund. If Proposal 2, regarding the approval of the proposed subadvisory agreement (as discussed below), is adopted by the Short Intermediate and High Quality Bond Funds, Criterion will continue as the subadviser to these two Funds. The Transaction and the terms of the proposed advisory agreement (the "Proposed Advisory Agreement") and the proposed subadvisory agreement (the "Proposed Subadvisory Agreement") are discussed below.

WHO IS ELIGIBLE TO VOTE

    Shareholders of record as of the close of business on November 10, 2000 (the "Record Date") are entitled to vote on all of the business at the special shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the special shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

    As of the Record Date the Funds had the following shares outstanding:

NAME OF FUND                                                  SHARES OUTSTANDING
------------                                                  ------------------
Large Cap Growth............................................    3,290,866.5720
Mid Cap Growth..............................................    6,066,578.0430
Small Cap Growth............................................   11,383,589.7650
Mini Cap Growth.............................................    2,617,975.0000
Value.......................................................    1,967,966.3450
Convertible.................................................    4,592,728.3080
Worldwide Growth............................................    4,771,513.5300
International Core Growth...................................   11,166,814.1090
International Small Cap Growth..............................    6,711,874.5420
Global Blue Chip............................................      740,407.7090
Global Growth & Income......................................      228,451.2530
Global Technology...........................................    2,420,643.8880
Global Health Care..........................................    3,988,665.8200
Emerging Countries..........................................   15,701,551.3070
Pacific Rim.................................................      109,478.7660
Latin America...............................................      257,621.1880
Short Intermediate..........................................    1,662,886.1080
High Quality Bond...........................................    2,637,202.6970
High Yield Bond.............................................    1,933,825.3350

    On the Record Date, the following shareholders owned more than 5% of the outstanding shares of a Fund:

                                                               SHARES OWNED    % OF FUND
                                                              --------------   ---------
LARGE CAP GROWTH FUND
  Fidelity Investments FBO Certain Employee Benefit Plans...     944,077.264     28.69
  CNA Trust Corporation Trustee FBO Fund Advisor............      828,148.97     25.17
  Bidwell & Company.........................................    177,496,1610      5.39
  San Diego Museum of Art Endowment Fund....................    170,256.4440      5.17
  University of Dallas......................................    164,955.0630      5.01

MID CAP GROWTH FUND
  Consumers Energy Co. Employees Savings & Incentive Plan...  2,688,320.9480     44.31
  Pacificorp Veba Trust.....................................    762,233.6970     12.56
  Mac & Co..................................................    313,104.5980      5.16

SMALL CAP GROWTH FUND
  Northern Trust Company Custodian FBO Advocate.............  2,883,517.7480     25.33
  KPMG Peat Marwick.........................................  2,083,722.5490     18.30
  Consumers Energy Co. Employees Savings & Incentive Plan...    709,417.6700      6.23
  Northern Trust Co. Custodian FBO Ford Family Foundation...    632,761.9070      5.56

MINI CAP GROWTH FUND
  Charles Schwab & Co.......................................    906,100.7590     34.61
  The Lynde & Harry Bradley Foundation, Inc.................    402,628.0520     15.38
  Northern Trust Co. Custodian FBO Ford Family Foundation...    385,796.1020     14.74
  Arthur E. Nicholas........................................    137,807.7770      5.26

VALUE FUND
  The Investment Committee FBO Short Brothers Pension
    Scheme..................................................    555,252.0500     28.21
  CNA Trust Corporation Trustee FBO Fund Advisor............     374,112.816     19.01
  Pension Fund Trust Co. Trustee FBO Bombardier Trust
    (Canada)................................................    346,249.2940     17.59

                                                               SHARES OWNED    % OF FUND
                                                              --------------   ---------
  Baker Botts LLP...........................................    208,379.8740     10.59
  Key Trust Co. Trustee FBO Bombardier Trust (US)...........    176,875.8210      8.99

CONVERTIBLE FUND
  Northern Trust Co. Trustee FBO Motion Picture Industry....  1,294,439.9190     28.18
  Austin Fire Fighters Relief & Retirement Fund.............    816,912.0330     17.79
  Northern Trust Trustee FBO Screen Actors Guild............    591,265.8910     12.87
  Directors Guild of America Producer Health Plan...........    338,287.2620      7.37

WORLDWIDE GROWTH FUND
  The Investment Committee Trustee FBO Short Brothers
    Pension
    Scheme..................................................  1,887,936.7050     39.57
  Pension Fund Trust Co. Trustee FBO Bombardier Trust
    (Canada)................................................  1,177,356.8370     24.68
  Key Trust Company Trustee FBO Bombardier Trust (US).......    601,463.2210     12.61
  Royal Trust Co. Trustee FBO Foundation J Armand Bombardier
    Trust...................................................    315,560.9710      6.61
  City of Pointe-Claire Pension Plan........................    270,925.7860      5.68

INTERNATIONAL CORE GROWTH FUND
  Chase Manhattan Bank Trustee FBO Avon Products Inc. &
    Subsidiaries Master Retirement Trust....................    774,417.2580      6.93
  Bankers Trust Co Trustee FBO Super Value Inc. 401(k)
    Trust...................................................    695,404.6000      6.23
  State Street Bank & Trust Co. Trustee FBO Health Partners
    401(k)..................................................    615,081.7720      5.51
  Jim Goad Trustee FBO Les Schwab Profit Sharing Retirement
    Trust...................................................    610,500.6110      5.47

INTERNATIONAL SMALL CAP GROWTH FUND
  First Tennessee Bank NA Reinvest Account..................    604,107.6860      9.00
  The University of North Carolina at Chapel Hill Foundation
    Investment Fund, Inc....................................    564,249.4970      8.41
  University of British Columbia Endowment Fund.............    479,183.2000      7.14
  Lor Pooled Investment Partnership.........................    471,490.4910      7.02
  Austin fire Fighters Relief & Retirement Fund.............    388,616.0130      5.79
  US Bank National Association Custodian FBO Medtronic, Inc.
    Retirement Plan.........................................    356,463.8780      5.31
  Northern Trust Custodian FBO Christel Dehaan Trust........    351,281.1500      5.23

GLOBAL BLUE CHIP FUND
  Arthur E. Nicholas........................................    205,838.0390     27.80
  City National Bank Trustee FBO Nicholas-Applegate 401(k)
    Profit Sharing Plan.....................................     97,744.8010     13.20
  Bidwell & Company.........................................     91,584.6180     12.37
  Sherryl A. Nicholas Trustee FBO Sherryl A. Nicholas
    Revocable Trust.........................................     69,021.4990      9.32
  Solvay Co.................................................     50,708.2270      6.85

GLOBAL GROWTH & INCOME FUND
  Arthur E. Nicholas........................................     94,669.1620     41.44
  Sherryl A. Nicholas Trustee FBO Sherryl A Nicholas
    Revocable Trust.........................................     80,656.6610     35.31
  Casten Family Foundation, Inc. Charitable Foundation......     17,487.1340      7.65

GLOBAL TECHNOLOGY FUND
  Wake Forest University....................................    222,865.7500      9.21
  Clarence L Elder & Barbara K Elder........................    151,531.2380      6.26

GLOBAL HEALTH CARE FUND
  The Investment Committee Trustee FBO Short Brothers
    Pension
    Scheme..................................................    561,255.3040     14.07
  Wake Forest University....................................    386,529.3950      9.69
  Pension Fund Trust Co. Trustee Bombardier Trust
    (Canada)................................................    350,095.7380      8.78

                                                               SHARES OWNED    % OF FUND
                                                              --------------   ---------
PACIFIC RIM FUND
  Arthur E. Nicholas........................................     91,752.1410     83.81

LATIN AMERICA FUND
  Arthur E. Nicholas........................................    241,216.5060     93.63

EMERGING COUNTRIES FUND
  Lauer & Co C/O The Glenmede Trust Co......................  3,467,927.7870     22.09
  Blue Cross & Blue Shield of Florida, Inc..................  3,322,836.8020     21.16
  University of Notre Dame..................................  1,916,084.3330     12.20
  Northern Trust Co. Trustee FBO Knight-Ridder Master
    Retirement Trust........................................    787,555.8150      5.02

HIGH YIELD BOND FUND
  Austin Fire Fighters Relief & Retirement Fund.............    778,505.6000     40.26
  Sherryl A. Nicholas Trustee FBO Sherryl A. Nicholas
    Revocable Trust.........................................    480,328.3200     24.84
  Strafe & Co. FAO Wuesthoff Memorial Hospital Funded
    Depreciation Plan.......................................    299,304.9200     15.48
  Wuesthoff Memorial Hospital Pension Plan Master Trust.....    103,995.7980      5.38

HIGH QUALITY BOND FUND
  Charles Schwab and Co. Inc................................    973,661.8340     36.92
  PGA Tour Employees Retirement Plan........................    813,856.9620     30.86
  Baker Botts LLP...........................................    412,087.0830     15.63
  CNN Trust Trustee FBO Trust Fund Advisor..................    236,162.8010      8.95

SHORT INTERMEDIATE FUND
  Indiana State Council of Carpenters Health & Welfare
    Fund....................................................    789,992.1430     47.51
  Community Hospital Foundation.............................    336,236.8240     20.22
  State Street Bank & Trust Co. Custodian FBO Leslie G
    McCraw Jr...............................................    166,459.0170     10.01


    The following chart summarizes the Proposals on which the shareholders of each Fund will be asked to vote:

                                                             APPROVAL OF            APPROVAL OF
                                                              PROPOSAL 1            PROPOSAL 2
FUNDS                                                     ADVISORY AGREEMENT   SUBADVISORY AGREEMENT
-----                                                     ------------------   ---------------------
Large Cap Growth........................................           X
Mid Cap Growth..........................................           X
Small Cap Growth........................................           X
Mini Cap Growth.........................................           X
Value...................................................           X
Convertible.............................................           X
Worldwide Growth........................................           X
International Core Growth...............................           X
International Small Cap Growth..........................           X
Global Blue Chip........................................           X
Global Growth & Income..................................           X
Global Technology.......................................           X
Global Health Care......................................           X
Pacific Rim.............................................           X
Latin America...........................................           X
Emerging Countries......................................           X
High Yield Bond.........................................           X
Short Intermediate......................................           X                     X
High Quality Bond.......................................           X                     X

                         DESCRIPTION OF THE TRANSACTION

    Nicholas-Applegate Capital Management Holdings LP ("NACM Holdings LP") is the general partner and Nicholas-Applegate Capital Management Global Holding Co. LP ("Global Holding LP") is a limited partner of Nicholas-Applegate. Their combined interest comprises 100% ownership of Nicholas-Applegate. On
October 17, 2000, Nicholas-Applegate, NACM Holdings LP and Global Holding, and certain of their affiliates and Allianz of America and a subsidiary thereof entered into a Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America will acquire Nicholas-Applegate. As a result of the Transaction, Nicholas-Applegate will become an indirect wholly owned subsidiary of Allianz of America. The total consideration consists of an initial payment of $980 million and contingent payments of up to approximately $1.6 billion based upon achievement of certain revenue growth targets. The parties expect to complete the Transaction by the end of the first quarter of 2001, although there is no assurance that the Transaction will be completed.

    Nicholas-Applegate serves as investment adviser to the Funds. Nicholas-Applegate will undergo a change of control as a result of the consummation of the Transaction, resulting in the automatic termination of the existing advisory agreement with respect to the Funds, and the existing subadvisory agreement with respect to the Short Intermediate and High Quality Bond Funds. Following completion of the Transaction, it is expected that Nicholas-Applegate and Criterion will continue to serve as investment adviser and/or sub-adviser, as the case may be. Therefore, in connection with the Transaction and as required by the Investment Company Act of 1940, as amended (the "1940 Act"), shareholders of each Fund are being asked in Proposal 1 to approve the Proposed Advisory Agreement between the Trust, on behalf of each Fund, and Nicholas-Applegate that is substantially identical to the existing advisory agreement for such Fund (the "Existing Advisory Agreement"). Likewise, shareholders of the Short Intermediate Fund and the High Quality Bond Fund for which Nicholas-Applegate has retained Criterion as sub-adviser are being asked in Proposal 2 to approve the Proposed Subadvisory Agreement that is substantially identical to the existing subadvisory agreement for such Funds (the "Existing Subadvisory Agreement"). If the Transaction is not completed for any reason, the Existing Advisory Agreement and Existing Subadvisory Agreement will remain in effect.

    Completion of the Transaction is subject to a number of conditions, including, among others, (i) achievement by Nicholas-Applegate of client consents equal to not less than 80% of the revenue run-rate as of October 14, 2000; and (ii) the receipt of certain regulatory approvals. Nicholas-Applegate has agreed to use its reasonable best efforts to obtain, prior to completion of the Transaction, the approval of the Proposed Advisory Agreement by the shareholders of each Fund. In the event shareholders of a Fund do not approve the Proposed Advisory Agreement and the Transaction is completed, the Board of Trustees of the Trust will consider appropriate action as explained more fully under "Factors Considered by the Trustees" below.

    Arthur E. Nicholas, John J.P. McDonnell, E. Blake Moore, Jr., C. William Maher and Charles H. Field serve as Chairman, President, Secretary, Treasurer, and Assistant Secretary, respectively, of the Trust and are also partners of Global Holding and employees of Nicholas-Applegate. Mr. Nicholas is the Managing Partner of Nicholas-Applegate, Mr. McDonnell the Chief Operating Officer,
Mr. Moore the General Counsel, Mr. Maher the Chief Financial Officer, and
Mr. Field the Deputy General Counsel. They will receive a portion of the merger consideration in exchange for their interest as partners in Global Holding and /or NACM Holdings LP, as the case may be. As a result of the direct and indirect interests in the Transaction and in Nicholas-Applegate and its affiliates, as well as the employment arrangements with Nicholas-Applegate, each of these persons may be deemed to have a substantial interest in shareholder approval of the matters set forth in this Proxy Statement.

    For additional information concerning affiliations and certain other matters pertaining to Nicholas-Applegate, see APPENDIX A.

POST-TRANSACTION STRUCTURE AND OPERATIONS

    Upon completion of the Transaction, Allianz of America will control Nicholas-Applegate and its affiliates. Allianz of America is a holding company that owns several insurance and financial service companies and is a wholly owned subsidiary of Allianz AG. Allianz of America will control Nicholas-

Applegate through its controlling interest in MacIntosh LLC, the entity which will own Nicholas-Applegate and all of its affiliates following the merger.

    Operationally, Nicholas-Applegate is expected to become a unit of Allianz Asset Management ("AAM"), the division of Allianz AG that coordinates its global asset management activities. Nicholas-Applegate and its affiliates are currently expected to continue to operate under their existing names. A representative of AAM assured the Board of Trustees that Nicholas-Applegate would maintain its operational autonomy and continuity of management. The Board is confident that Allianz of America is committed to the people and process that have led to Nicholas-Applegate's success over the years. Accordingly, the Transaction should have no immediate impact on the management services that Nicholas-Applegate currently provides, and the Funds should continue to receive the same high quality of service after the Transaction.

    Arthur E. Nicholas, a Trustee and Chairman of the Board of the Trust, and the Managing Partner of Nicholas-Applegate, John J.P. McDonnell, President of the Trust, and Chief Operating Officer of Nicholas-Applegate, and Catherine Somhegyi, Chief Investment Officer of Nicholas-Applegate, will continue with Nicholas-Applegate in their respective managerial roles: Mr. Nicholas will continue to direct the operations of Nicholas-Applegate as Chief Executive Officer, Mr. McDonnell as Chief Operating Officer and Ms. Somhegyi as Chief Investment Officer. As part of the Transaction, Mr. Nicholas, Mr. McDonnell and Ms. Somhegyi have entered into employment agreements, effective upon consummation of the Transaction, for a term of 5 years. In addition, Nicholas-Applegate has entered into employment agreements, to become effective upon the consummation of the Transaction, with 31 other key employees of Nicholas-Applegate and will provide retention and incentive arrangements for a number of the employees of Nicholas-Applegate, including the three officers named above. Each of the above named persons would also have a role with AAM through serving on various AAM executive committees.

    No change in any Fund's portfolio manager(s) or portfolio management teams is anticipated to occur in connection with the Transaction. Nicholas-Applegate has entered into new employment agreements and has agreed to provide certain additional financial incentives to certain Nicholas-Applegate personnel in order that there be no change in the quality of services provided to shareholders of the Funds, or in the key personnel providing those services, in connection with the Transaction. However, there can be no assurance that any particular Nicholas-Applegate employee will choose to remain employed by Nicholas-Applegate.

DESCRIPTION OF ALLIANZ AND ITS AFFILIATES

    Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft (a German publicly traded company) which, together with its subsidiaries, is one of the world's leading financial services companies (the "Allianz Group"). The Allianz Group is a leading provider of financial services and is represented in 77 countries worldwide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz Group currently has assets under management of approximately $650 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, Allianz AG and its subsidiaries will have approximately $690 billion in assets under management. Allianz AG's address is:
Koeniginstrasse 28, D-80802, Munich, Germany.

    Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Re, and HypoVereinsbank. The affiliates of these entities, including Bankers Trust Company, BT Alex. Brown Incorporated, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC, may be considered "Affiliated Brokers". Once the Transaction is completed, absent an exemption from the Securities and Exchange Commission or other relief, each Fund would generally be precluded from effecting principal transactions with any Affiliated Broker, and its ability to purchase securities from underwriting syndicates that include an Affiliated Broker would be subject to restrictions. Nicholas-Applegate does not believe that applicable restrictions on transactions with the Affiliated Broker described above will materially adversely affect its ability, post-closing, to provide services to the Funds, the Funds' ability to take advantage of market opportunities, or any Fund's overall performance.

ANTICIPATED BENEFITS OF THE TRANSACTION

    Nicholas-Applegate believes that the Transaction and the resulting affiliation with the Allianz Group will benefit Nicholas-Applegate and the Funds in a number of ways, including the following:

    - Expanded product offerings.

    - Solidifying Nicholas-Applegate's position as a global company in an increasingly global industry.

    - Greater access to resources to retain its information edge and to provide for continued innovation.

    - Additional opportunities for Nicholas-Applegate's employees, with the benefits of being part of a larger, financially stronger company.

    - Allianz's commitment to its asset management business as a key goal of its business plan ensures Nicholas-Applegate will continue to expand its business, attract more assets, and maintain the high level of services provided to the Funds.

                                   PROPOSAL 1
                      APPROVAL OF A NEW ADVISORY AGREEMENT

SUMMARY

    Nicholas-Applegate has served as investment adviser for the Trust on behalf of each of the Funds, since their respective inceptions. Nicholas-Applegate, a registered investment adviser under the Investment Advisers Act of 1940, is located at 600 West Broadway, San Diego, California 92101.

    At a meeting of the Board of Trustees held on November 15, 2000, the Trustees, including all of the Trustees who are not "interested persons" of the Trust, Nicholas-Applegate or the Allianz Group, unanimously approved that it was in the best interest of shareholders, and voted to recommend that the shareholders of each Fund approve, a proposal to adopt the Proposed Advisory Agreement with Nicholas-Applegate effective upon consummation of the Transaction.

    Shareholders of each Fund are being asked to approve the Proposed Advisory Agreement with Nicholas-Applegate. The consummation of the Transaction will constitute an "assignment" (as defined in the 1940 Act) of each Fund's Existing Advisory Agreement with Nicholas-Applegate. As required by the 1940 Act, the Existing Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Advisory Agreement will terminate upon the consummation of the Transaction. This Proposed Advisory Agreement is being proposed to enable Nicholas-Applegate to continue to manage the Funds. The dates that the Existing Advisory Agreements for the Funds were last submitted for shareholder approval were as follows:

                                                                 SHAREHOLDER
FUNDS                                         CONTRACT DATE     APPROVAL DATE        PURPOSE
-----                                        ---------------   ---------------   ----------------
Mid Cap Growth, Small Cap Growth, Large Cap
  Growth, Emerging Countries, International
  Core Growth, Value, Worldwide Growth,
  Convertible, High Yield Bond, High
  Quality Bond and International Small Cap
  Growth...................................  May 7, 1999       July 24, 1998     Reorganization
Mini Cap Growth, Global Blue Chip, Global
  Growth & Income, Global Technology,
  Pacific Rim, Latin America and Short
  Intermediate.............................  May 7, 1999       May 7, 1999       Reorganization
Global Health Care.........................  August 31, 1999   August 31, 1999   Initial Approval

TERMS OF PROPOSED AND EXISTING ADVISORY AGREEMENTS


    The terms of each Trust's Proposed Advisory Agreement are substantively identical to the terms of that Fund's Existing Advisory Agreement. The stated investment advisory fees to be paid by the Funds are identical under the Proposed Advisory Agreement and the Existing Advisory Agreement. The following summary of the Proposed Advisory Agreement is qualified by reference to the Proposed Advisory Agreement attached to this Proxy Statement as EXHIBIT I.


DESCRIPTION OF THE PROPOSED ADVISORY AGREEMENT


    The Proposed Advisory Agreement provides that, subject to the general supervision of the Trustees, Nicholas-Applegate shall provide a continuous investment program for each of the Funds and determine what securities and other investments will be purchased, retained or sold by the Funds. In placing portfolio trades Nicholas-Applegate may use brokerage firms that provide research services to Nicholas-Applegate. During the term of the Proposed Advisory Agreement, Nicholas-Applegate will pay all expenses incurred by it and its staff for its activities in connection with their duties under the Proposed Advisory Agreement. Under the Proposed Advisory Agreement, Nicholas-Applegate is required to provide such services in accordance with each Fund's investment objectives, investment policies and investment restrictions as stated in the Trust's registration statement filed with the Securities and Exchange Commission, as supplemented from time to time. The services of Nicholas-Applegate to the Funds will not be exclusive under the terms of the Proposed Advisory Agreement and Nicholas-Applegate will be free to, and will, render services to others.



    The Trust has also entered into an administration agreement with Nicholas-Applegate pursuant to which the Trust authorizes Nicholas-Applegate to provide certain administration, operational and regulatory services that Nicholas-Applegate is not required to provide under the Existing and Proposed Advisory Agreements. Under the administration agreement, Nicholas-Applegate is reimbursed for the allocable portion of its costs of such services. The allocable portion of such costs is based upon the approximate time worked by Nicholas-Applegate's employees rendering such services for the Funds as a percentage of the total hours worked by such employees. Nicholas-Applegate's costs include any out-of-pocket expenses incurred by Nicholas-Applegate in rendering such services, an allocable portion of the salaries and benefits of the employees rendering such services and a reasonable allocation of overhead.



    INVESTMENT ADVISORY FEES. For its services, Nicholas-Applegate is entitled to an investment advisory fee as set out in the Proposed Advisory Agreement in Schedule A of Exhibit I. The method and rate for calculating each Fund's investment advisory fee will be the same under each Fund's Proposed Advisory Agreement as under its Existing Advisory Agreement. If each Proposed Advisory Agreement had been in effect for each Fund's most recently completed fiscal year, the amount of investment advisory fees payable to Nicholas-Applegate by each Fund would have been identical to those payable under the Existing Advisory Agreement.


    THERE WILL BE NO INCREASE IN THE INVESTMENT ADVISORY FEE RATES IN CONNECTION WITH THE TRANSACTION.

    EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENTS. Each Fund has executed an expense limitation and reimbursement agreement with Nicholas-Applegate that will continue in effect without change following the consummation of the Transaction. Under the terms of this agreement, Nicholas-Applegate has agreed to reduce its investment advisory fees or reimburse the Funds for ordinary expenses to limit the total expenses of the Funds (excluding brokerage, taxes, interest, extraordinary expenses, and expenses incurred in organizing and operating the Mauritius subsidiary) so that they do not exceed the amounts set forth below.

FUND                                                         I SHARES   R SHARES
----                                                         --------   --------
Large Cap Growth...........................................    1.00%      1.25%
Mid Cap Growth.............................................    1.00%      1.25%
Small Cap Growth...........................................    1.17%      1.42%
Value......................................................    1.00%      1.25%
High Quality Bond..........................................    0.45%      0.70%
International Core Growth..................................    1.40%      1.65%
Emerging Countries.........................................    1.65%      1.90%
High Yield Bond............................................    0.75%      1.00%
Mini Cap Growth............................................    1.56%        NA
Convertible................................................    1.00%        NA
International Small Cap....................................    1.40%        NA
Worldwide Growth...........................................    1.35%        NA
Global Blue Chip...........................................    1.20%        NA
Global Growth & Income.....................................    1.35%        NA
Global Technology..........................................    1.40%        NA
Global Health Care.........................................    1.40%        NA
Pacific Rim................................................    1.40%        NA
Latin America..............................................    1.65%        NA
Short Intermediate.........................................    0.35%        NA

    If Nicholas-Applegate waives any fee or reimburses any expenses, and the expenses of the Funds are subsequently less than the expense limitation set forth above, the Fund will reimburse Nicholas-Applegate for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed the expense limitation set forth above. No Fund will reimburse Nicholas-Applegate for such waived fees or reimbursed expenses more than three years after such fees were waived or such expenses were incurred. The aggregate amount of investment advisory fees incurred by each Fund for its most recently completed fiscal year, and the amount of any reimbursements resulting from the expense limitation (if any) then in effect, are set forth below.

                                                                      FOR YEAR ENDED
                                                                      MARCH 31, 2000
                                                      -----------------------------------------------
                                                                           FEE REDUCTIONS AND EXPENSE
FUND                                                  FUND ADVISORY FEES   (REIMBURSEMENT)/RECOUPMENT
----                                                  ------------------   --------------------------
Global Blue Chip....................................         128,590                  78,076
International Core Growth...........................       1,730,163                 (35,051)
Worldwide Growth....................................       1,391,630                  73,822
International Small Cap Growth......................       1,315,748                  56,558
Global Growth & Income..............................          57,511                 113,801
Emerging Countries..................................       2,497,173                 207,942
Pacific Rim.........................................          25,526                 118,122
Latin America.......................................          47,846                  83,077
Global Health Care..................................         271,020                  11,443
Large Cap Growth....................................         344,335                  73,763
Mid Cap Growth......................................       1,172,637                 131,914
Value...............................................         246,907                  79,755
Small Cap Growth....................................       2,019,763                 388,726
Mini Cap Growth.....................................         880,167                 130,916
Convertible.........................................         417,743                 134,536
Short Intermediate..................................          55,899                 113,807
High Quality Bond...................................          84,863                 126,523
High Yield Bond.....................................          85,360                  71,322
Global Technology...................................       1,390,764                   2,985

OTHER PROVISIONS UNDER THE EXISTING AND PROPOSED ADVISORY AGREEMENT

    STANDARD OF CARE. Under the Existing and Proposed Advisory Agreements, Nicholas-Applegate "will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Trust in connection with matters to which this Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of [its] duties, or by reason of its reckless disregard of its obligations and duties. . . . ."

    NICHOLAS-APPLEGATE'S AUTHORITY. The Existing and Proposed Advisory Agreements provide that Nicholas-Applegate shall determine what securities and other investments will be purchased, retained or sold, subject only to the declaration of trust, bylaws, currently effective registrations under the 1940 Act and the Securities Act of 1933, as amended, investment objective, policies and restrictions of the Fund in effect from time to time, and specific policies and instructions established from time to time by the Trustees.

    PORTFOLIO TRADING. The Existing and Proposed Advisory Agreements expressly permit Nicholas-Applegate to engage in portfolio trading. For a more detailed description of Nicholas-Applegate's existing portfolio brokerage practices, see APPENDIX A to this Proxy Statement.

MISCELLANEOUS

    The Proposed Advisory Agreement provides that it will, unless sooner terminated as described below, continue in effect for a period of two years from the effective date and shall continue from year to year thereafter with respect to each Fund, so long as such continuance is approved at least annually (1) by vote of a majority of the Board of Trustees of the Trust, or (2) by the vote of a majority of the outstanding voting securities of the relevant Fund, and provided it is also approved by the vote of a majority of the independent Trustees of the Trust (as defined in the 1940 Act). The Proposed Advisory Agreement provides that it may not be amended without the majority vote of outstanding voting securities of the relevant Fund and that it terminates automatically in the event of its assignment.

ADMINISTRATOR AND PRINCIPAL UNDERWRITER

    Brown Brothers Harriman & Co., Private Bankers, whose principal offices are located at 40 Water Street, Boston, Massachusetts 02109, is the principal administrator of the Trust. Nicholas-Applegate Securities, whose principal offices are located at 600 West Broadway, San Diego, California 92101, is the principal underwriter of the Funds' shares.

INFORMATION ABOUT NICHOLAS-APPLEGATE


    Nicholas-Applegate serves as investment adviser to each Fund pursuant to the Existing Advisory Agreement. Nicholas-Applegate is a California limited partnership that was founded in 1984. Nicholas-Applegate provides investment advisory services to private accounts of institutional and individual clients, private investment companies, and to other mutual funds. Total assets under management by Nicholas-Applegate as of October 31, 2000 were approximately
$40 billion. Until the consummation of the Transaction, the sole general partner of Nicholas-Applegate will be NACM Holdings LP, a California limited partnership. Following the consummation of the Transaction, the sole general partner of Nicholas-Applegate will be MacIntosh LLC, a Delaware limited liability company whose principal offices are located at 777 San Marin Drive, Novato, California 94998. MacIntosh LLC will be owned and controlled by Allianz of America. Subject to the general partner's discretion and control, Nicholas-Applegate is currently managed by an Executive Committee, which exercises substantially all of the governance powers of Nicholas-Applegate and serves as the functional equivalent of a board of directors. The members of the Executive Committee are currently Arthur E. Nicholas, Managing Partner, John J.P. McDonnell, Chief Operating Officer, Catherine Somhegyi, Chief Investment Officer, Eric S. Sagerman, Head of Global Marketing and Jill Jordon, Head of Global Client Service and Sales. It is expected that Ms. Jordon will retire during the first quarter of 2001.


    Nicholas-Applegate and NACM Holdings LP are located at 600 West Broadway, San Diego California 92101. The principal occupation of Messrs. Nicholas, McDonnell, Sagerman and Ms. Jordon and Ms. Somhegyi are their positions with Nicholas-Applegate. Their business address is 600 West Broadway, San Diego, California 92101.

FACTORS CONSIDERED BY THE TRUSTEES

    The Trustees determined that the terms of the Proposed Advisory Agreement are fair and reasonable and that approval of the Proposed Advisory Agreement on behalf of each Fund is in the best interests of the Trust and its shareholders. The Trustees also determined that the continuity and efficiency of investment advisory services after the consummation of the Transaction can best be assured by approving the Proposed Advisory Agreement. The Trustees believe that the Proposed Advisory Agreement will enable each Fund to continue to enjoy high quality investment advisory services at costs that they deem appropriate, reasonable and in the best interests of each Fund and its shareholders.

    In evaluating the Proposed Advisory Agreement, the Trustees reviewed materials furnished by Nicholas-Applegate and the Allianz Group regarding their personnel, operations and financial condition. The Trustees also reviewed the terms of the Transaction and its possible effects on the Funds and their shareholders. Representatives of Nicholas-Applegate and the Allianz Group discussed with the Trustees the anticipated effects of the Transaction and indicated their belief that, as a consequence of the proposed transaction, the operations of the Funds and the capabilities of Nicholas-Applegate to provide advisory and other services to the Funds would not be adversely affected and should benefit from the resources of the Allianz Group, although there could be no assurance as to any particular benefits that may result. The Trustees also reviewed information regarding the investment performance of the Funds on an absolute basis and compared to investment companies with similar investment objectives and policies (the "peer group"), the fees and expenses incurred by the Funds compared to their peer group.


    The Trustees also specifically considered the following as relevant to their recommendations: (1) that the terms of the Proposed Advisory Agreement are substantially identical to those of the

Existing Advisory Agreement, except for different execution dates, effective dates, termination dates and certain conforming changes; (2) the favorable history, reputation, qualification and background of Nicholas-Applegate and the Allianz Group, as well as the qualifications of their personnel and their respective financial conditions; (3) that the fee and expense ratios of the Funds are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (4) the relative performance of the Funds to comparable mutual funds and unmanaged indices; (5) the commitment of Nicholas-Applegate to pay the expenses of the Funds in connection with the Transaction so that shareholders of the Funds would not have to bear such expenses; (6) the possibility of benefits that may be realized by the Funds as a result of Nicholas-Applegate's affiliation with the Allianz Group, including resources of the Allianz Group anticipated to be available to Nicholas-Applegate; (7) assurances by a representative of AAM that Nicholas-Applegate will maintain operational autonomy and continuity of management; and (8) other factors deemed relevant by the Trustees. The primary factors were there would be no change in advisory fees and services and assurances that Nicholas-Applegate would maintain operational autonomy.


SECTION 15(f) OF THE 1940 ACT

    The Allianz Group and its affiliates have agreed to use their best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change of control, at least 75% of an investment company's board of trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

    The Board of Trustees has not been advised by Nicholas-Applegate and the Allianz Group of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" being imposed on the Funds. Moreover, it is expected that the composition or membership of the Board of Trustees will not change as a direct result of the Transaction.

TRUSTEES' RECOMMENDATION

    The independent Trustees of each Fund held meetings to consider the Proposed Advisory Agreement and the Transaction on November 14 - 15, 2000, and the entire Board of Trustees considered the proposal at a meeting held on November 15, 2000. Based on their evaluation of the information presented and by the advice of independent counsel at the meeting and other information made available to them, and based on their experience with Nicholas-Applegate, and Allianz's assurances that there were no planned changes in the advisory personnel and that the management of Nicholas-Applegate would have operational autonomy, the Trustees, including all the Trustees who are not "interested persons" of the Trust, Nicholas-Applegate or the Allianz Group, unanimously concluded that the terms of the Proposed Advisory Agreement for each Fund are reasonable, fair and in the best interests of such Fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Trustees, by a vote cast at the meeting, unanimously approved and voted to recommend to the shareholders of each Fund that they approve the Proposed Advisory Agreement.

    If the shareholders of a Fund do not approve the Proposed Advisory Agreement and the Transaction is consummated, the Trustees will consider what further action to take consistent with their fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim investment advisory services at cost or at the existing fee rate either from Nicholas-Applegate or from another advisory organization. Thereafter, the Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Transaction is not consummated, Nicholas-Applegate would continue to serve as investment adviser of the Funds pursuant to the terms of the Existing Advisory Agreement.

REQUIRED VOTE

    As provided under the 1940 Act, approval of the Proposed Advisory Agreement will require the affirmative vote of a majority of the outstanding voting securities of the applicable Fund. In accordance with the 1940 Act and as used in this Proposal 1 and Proposal 2, a "majority of the outstanding voting securities" of a Fund means the lesser of (1) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Fund entitled to vote at the shareholder meeting.

    FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED ADVISORY AGREEMENT.

                                   PROPOSAL 2
                    APPROVAL OF A NEW SUBADVISORY AGREEMENT
             (SHORT INTERMEDIATE AND HIGH QUALITY BOND FUNDS ONLY)

SUMMARY

    As investment adviser, Nicholas-Applegate is responsible for furnishing investment advisory services to the Short Intermediate and High Quality Bond Funds. Consistent with its responsibility, Nicholas-Applegate has retained the services of Criterion as the subadviser to the Short Intermediate and High Quality Bond Funds.

    Criterion was organized in April 1999 and is a wholly owned subsidiary of Westdeutsche Landesbank Girzozentrale ("WestLB"). Criterion provides investment advice to mutual funds and approximately 80 other separate institutional clients with approximately $9.1 billion in assets under management. Prior to July 1999, the personnel of Criterion and the assets they managed constituted the fixed income division of Nicholas-Applegate. In July 1999, Nicholas-Applegate transferred the assets of its fixed income division to Criterion and West LB for approximately $48 million. Fred S. Robertson, III and James E. Kellerman have led the portfolio management team for the two Funds since inception.

    At a meeting of the Board of Trustees held on November 15, 2000, the Trustees, including all of the Trustees who are not "interested persons" of the Trust, Nicholas-Applegate, Criterion or West LB, unanimously approved as in the best interest of shareholders, and voted to recommend that the shareholders of each Fund approve, a proposal to adopt the Proposed Subadvisory Agreement effective upon consummation of the Transaction.

    Shareholders of Short Intermediate and High Quality Bond Funds are being asked to approve the Proposed Subadvisory Agreement. The consummation of the Transaction will constitute an "assignment" (as defined in the 1940 Act) of Nicholas-Applegate's Existing Subadvisory Agreement with Criterion. As required by the 1940 Act, the Existing Subadvisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Subadvisory Agreement will terminate upon the consummation of the Transaction and the approval of the Proposed Subadvisory Agreement is being proposed to enable Criterion to continue to manage the Short Intermediate and High Quality Bond Funds' investments.

TERMS OF THE EXISTING SUBADVISORY AGREEMENT AND PROPOSED SUBADVISORY AGREEMENT

    The terms of Short Intermediate and High Quality Bond Funds' Proposed Subadvisory Agreement are substantially identical to the terms of the Existing Subadvisory Agreement. Nicholas-Applegate pays a portion of the fee it receives from each Fund to Criterion as compensation for subadvisory services to the Funds. The stated subadvisory fee to be paid by Nicholas-Applegate is identical under the Proposed Subadvisory Agreement and the Existing Subadvisory Agreement. Nicholas-Applegate will pay Criterion a subadvisory fee at the annual rate of
 .25% of each of the Funds' average daily net assets. The Existing Subadvisory Agreement dated July 16, 1999 was most recently submitted to shareholders for initial approval on July 15, 1999.

    The following summary of the Proposed Subadvisory Agreement is qualified by reference to the form of Proposed Subadvisory Agreement attached to this Proxy Statement as EXHIBIT II.

    SUBADVISORY SERVICES. The subadvisory services to be provided by Criterion to Short Intermediate and High Quality Bond Funds under the Proposed Subadvisory Agreement are identical to those provided by Criterion under the Existing Subadvisory Agreement. Pursuant to the terms of the Existing Subadvisory Agreement, Criterion serves as subadviser for each Fund.

    SUBADVISORY FEES. For its services, Criterion is entitled to a subadvisory fee from Nicholas-Applegate. The Short Intermediate and High Quality Bond Funds have no responsibility to pay any fee to Criterion. The method and rate for calculating the subadvisory fee will be the same under the Proposed Subadvisory Agreement as under the Existing Subadvisory Agreement. Under both the Existing and Proposed Subadvisory Agreements, Nicholas-Applegate pays Criterion a fee at an annual rate of .25% of each of the Fund's average daily net assets.

    THERE WILL BE NO INCREASE IN THE SUBADVISORY FEE RATE IN CONNECTION WITH THE TRANSACTION.

    If the Existing Subadvisory Agreement had been in effect for Short Intermediate and High Quality Bond Funds' most recently completed fiscal year, the amount of subadvisory fees payable to Criterion would have been identical to those payable under the Proposed Subadvisory Agreement.

    The aggregate amount of investment subadvisory fees paid by Nicholas-Applegate to Criterion for the Short Intermediate and High Quality Bond Funds' most recently completed fiscal year is set forth below.

FUND                                                          FEE PAID
----                                                          --------
Short Intermediate..........................................  $31,106
High Quality Bond...........................................  $33,636

OTHER PROVISIONS UNDER THE EXISTING AND PROPOSED SUBADVISORY AGREEMENTS

    STANDARD OF CARE. Under the Existing and Proposed Subadvisory Agreement, Criterion "will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Trust in connection with the matters to which this Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the subadviser in the performance of its duties, or by reason of the subadviser's reckless disregard of its obligations and duties under this agreement."


    OTHER PROVISIONS. The Existing and Proposed Subadvisory Agreement include provisions that provide that: (i) the law of the State of California shall be the governing law of the agreement; (ii) Criterion is an independent contractor and not an employee of Nicholas-Applegate or the Funds; (iii) the agreement is the entire agreement between the parties with respect to the matters described therein; and (iv) invalid or unenforceable provisions of the agreement are severable and do not render the entire agreement invalid or unenforceable.

MISCELLANEOUS


    If approved by shareholders, the Proposed Subadvisory Agreement will become effective upon the approval of the Proposed Advisory Agreement and the consummation of the Transaction and will continue in effect for an initial period of two years and thereafter will continue from year to year subject to annual approval by the Board of Trustees or a majority of the outstanding voting securities of the Funds in the same manner as the Existing Subadvisory Agreement. The Proposed Subadvisory Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party, by vote of its board or by a vote of a majority of the outstanding voting securities of the Fund and upon 60 days' written notice.


MORE INFORMATION ABOUT CRITERION AND WESTLB

    Listed below are the names, ages and principal occupations of the principal executive officers of Criterion. The principal address of each is 1990 Post Oak Blvd., Suite 1100, Houston, Texas 77056.

NAME AND AGE                                   POSITION WITH CRITERION
------------                                   -----------------------
Frederick S. Robertson (49)..................  President, Chief Investment Officer
John R. Pipkin (54)..........................  Executive Vice President, Client Services
Richard E. Graf (54).........................  Senior Vice President, Client Services
James E. Kellerman (48)......................  Director of Portfolio Management

    WestLB provides commercial and investment banking services to public, corporate and bank customers. It is the largest of the Landesbanken and the fourth largest bank in Germany. At December 31, 1999, WestLB had total assets of approximately $396 billion. It operates through a branch network in Germany and an extensive network of banking subsidiaries, branches and representative offices to provide a range of financial services to clients in over 35 countries worldwide.

FACTORS CONSIDERED BY THE TRUSTEES

    The Trustees determined that the terms of the Proposed Subadvisory Agreement are fair and reasonable and that approval of the Proposed Subadvisory Agreement on behalf of the Fund is in the best interests of the Fund. The Trustees also determined that the continuity and efficiency of management services after the consummation of the Transaction can best be assured by approving the Proposed Subadvisory Agreement on behalf of the Fund. The Trustees believe that the Proposed Subadvisory Agreement will enable the Fund to continue to enjoy high quality investment subadvisory services with regard to its fixed income investments at costs that they deem appropriate, reasonable and in the best interests of the Fund and its shareholders.

    In evaluating the Proposed Subadvisory Agreement, the Trustees reviewed materials furnished by Nicholas-Applegate, Criterion, and WestLB including information regarding their respective affiliates and their personnel, operations and financial condition. The Trustees also reviewed the terms of the Transaction and its possible effects on the Fund and its shareholders. Representatives of Nicholas-Applegate discussed with the Trustees the anticipated effects of the Transaction and indicated their belief that as a consequence of the Transaction, the operations of the Short Intermediate and High Quality Bond Funds and the capabilities of Criterion to provide subadvisory and other services to the Short Intermediate and High Quality Bond Funds would not be materially adversely affected.


    The Trustees also specifically considered the following as relevant to their recommendations: (1) that the terms of the Proposed Subadvisory Agreement are substantially identical to those of the Existing Subadvisory Agreement, except for different execution dates, effective dates and termination dates; (2) the favorable history, reputation, qualification and background of Criterion and WestLB, as well as the qualifications of their personnel and its financial condition; (3) that the fee and expense ratios of the Short Intermediate and High Quality Bond Funds are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (4) the relative performance of the Short Intermediate and High Quality Bond Funds since commencement of operations to comparable mutual funds and unmanaged indices; (5) the commitment of Nicholas-Applegate to pay the expenses of the Short Intermediate and High Quality Bond Funds in connection with the Transaction so that shareholders of the Fund would not have to bear such expenses; and (6) other factors deemed relevant by the Trustees. Factor 1, above, was the primary factor.


TRUSTEES' RECOMMENDATION

    The independent Trustees held a meeting to consider the Proposed Subadvisory Agreement and the Transaction on November 14 - 15, 2000, and the entire Board of Trustees considered the proposal at a meeting held on November 15, 2000. Based on their evaluation of the issues, on the basis of the materials presented and assisted by the advice of independent counsel at the meeting and based on their experience with Criterion and the representation that there was no planned change in advisory personnel, and other information available to them, the Trustees at the meeting including all the Trustees who are not "interested persons" of the Trust, Nicholas-Applegate, Criterion, WestLB, or the Allianz Group, unanimously concluded that the terms of the Proposed Subadvisory Agreement for the Funds are reasonable, fair and in the best interests of the Funds and their shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Trustees, by a vote cast at the meeting, unanimously approved and voted to recommend to the shareholders of the Short Intermediate and High Quality Bond Funds that they approve the Proposed Subadvisory Agreement.


    If the shareholders of the Short Intermediate and High Quality Bond Funds do not approve the Proposed Advisory Agreement and the Proposed Subadvisory Agreement and the Transaction is consummated, the Trustees would consider what further action to take consistent with their fiduciary duties to each Fund. Such actions may include obtaining for the Fund interim subadvisory services at cost or at the existing fee rate either from Criterion or from another subadviser. Thereafter, the Trustees would recommend that Nicholas-Applegate either negotiate a new subadvisory agreement with another subadviser approved by the Trustees or make other appropriate arrangements. In the event the Transaction is not consummated, Criterion would continue to serve as subadviser of the Funds pursuant to the terms of the Existing Subadvisory Agreement.


REQUIRED VOTE

    As provided under the 1940 Act, approval of the Proposed Subadvisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of Short Intermediate and High Quality Bond Funds, as described in Proposal 1.

    FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED SUBADVISORY AGREEMENT.

                       INFORMATION CONCERNING THE MEETING

SHAREHOLDER PROPOSALS

    The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold meetings of shareholders in 2001. Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the Trust's offices, 600 West Broadway, San Diego, California 92101, at a reasonable time prior to the Trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

SHARES HELD IN RETIREMENT PLANS

    The trustee or custodian of certain retirement plans is permitted to vote any shares held in such plans in proportion to the percentages voted by shareholders in person and by proxy, in some cases, if necessary to obtain a quorum.

PROXIES, QUORUM AND VOTING AT THE MEETING

    Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Funds. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the shareholder meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the shareholder meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the shareholder meeting or any adjournment thereof.

    Holders of one-third of the interests in the Trust (or Fund thereof), present in person or represented by proxy, constitute a quorum for the transaction of business with respect to any proposal. In the event that, at the time any session of the shareholder meeting for a Fund is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting with respect to that Fund to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting with respect to that Fund to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the applicable Fund present in person or by proxy at the session of the shareholder meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

    Shares of each Fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the shareholder meeting. Accordingly, an abstention from voting has the same effect as a vote AGAINST a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will NOT be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect in determining whether a proposal has been adopted by 67% or more of a Fund's shares present at the shareholder meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of that Fund are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of a Fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

OTHER BUSINESS

    While the shareholder meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached notice of special meeting of shareholders. However, if any additional matters properly come before the shareholder meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHOD OF SOLICITATION AND EXPENSE

    The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by Nicholas-Applegate.

In addition to soliciting proxies by mail, Nicholas-Applegate or Criterion may, at their expense, have one or more of the Trust's officers, representatives or compensated third-party agents aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Additionally, Nicholas-Applegate has retained DF King to assist in the solicitation of proxies. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from a representative of DF King in an effort to urge them to vote.

    The Funds may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The Funds are unaware of any such challenge at this time. Shareholders would be called at the phone number the Trust has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and will receive a confirmation of their instructions. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

    Persons holding shares, as nominees will be reimbursed by Nicholas-Applegate, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

November 30, 2000

                                   APPENDIX A
            ADDITIONAL INFORMATION PERTAINING TO NICHOLAS-APPLEGATE

NICHOLAS-APPLEGATE'S PORTFOLIO TRANSACTION POLICY

    Nicholas-Applegate is a discretionary investment adviser. Accordingly, Nicholas-Applegate generally determines the securities and quantities to be bought and sold. In selecting a broker/dealer for a specific transaction, Nicholas-Applegate chooses the broker/dealer deemed most capable of providing the services necessary to obtain the best available price and most favorable execution. Best available price and most favorable execution is generally understood to mean the most favorable total cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur. The applicability of specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers.

    In selecting broker/dealers, Nicholas-Applegate may consider selecting those broker/dealers that assist Nicholas-Applegate in fulfilling its investment management responsibilities by providing research and other services.

    Research services that may be considered include information on the economy, industries, group of securities, individual companies, statistical information, accounting and tax law, interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. Such research services are provided by broker/dealers in the form of written reports, telephone contacts and personal meetings with security analysts. In addition, such research services may be provided by broker/dealers in the form of access to various computer generated data, computer hardware and software, support and backup systems and related maintenance costs for such computer generated data, computer hardware and software. Research services may also be provided by way of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. Services and equipment which facilitate the execution and monitoring of securities transactions, for example, by providing rapid communications with financial markets and broker/dealers, or by providing real-time tracking of orders, settlements, investment positions and relevant investment criteria and restrictions applicable to the execution of securities transactions, are also provided by broker/dealers. In many cases, brokerage and research services are generated by third parties but are provided to Nicholas-Applegate by or through broker/ dealers. As a result, commissions paid may be higher than those commissions that may be obtained from other broker/dealers.

    To the extent that brokerage and research services of value are provided by broker/dealers, Nicholas-Applegate may be relieved of expenses that it might otherwise bear. Nicholas-Applegate may allocate brokerage for research services that are also available for cash, where appropriate and permitted by law.

    Nicholas-Applegate has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause the Trust to pay commission rates in excess of those another broker/dealer would have charged for effecting the same transaction ("soft dollars"), if Nicholas-Applegate determines, in good faith, that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of Nicholas-Applegate as the Trust's investment adviser. Such brokerage and research services furnished by broker/dealers may be used to service any and all of Nicholas-

Applegate's clients, including those other than the Trust, and/or may be used in connection with clients other than those that pay the commissions.

    In circumstances where Nicholas-Applegate receives such brokerage and research services in return for research and for administrative and other non-investment purposes, Nicholas-Applegate allocates the value of the brokerage and research service used in making investment decisions to the Trust and the value attributable to administrative functions is paid in cash by Nicholas-Applegate.

SERVICES PROVIDED TO THE TRUST BY AFFILIATES OF NICHOLAS-APPLEGATE

    The Trust has entered into an administrative services agreement with Nicholas-Applegate pursuant to which certain operational, administrative and legal services are performed by Nicholas-Applegate in exchange for the lesser of
(i) 0.10% of the Trust's average net assets or (ii) Nicholas-Applegate's costs in providing such services. The fees below, which represent 0.10% of each Fund's average net assets, are as of the Trust's most recently completed fiscal year and were less than Nicholas-Applegate's cost.

FUND                                                            FEE
----                                                          --------
Large Cap Growth............................................  $ 45,911
Mid Cap Growth..............................................  $156,352
Small Cap Growth............................................  $201,977
Mini Cap Growth.............................................  $ 64,713
Value.......................................................  $ 32,920
Convertible.................................................  $ 55,699
Worldwide Growth............................................  $139,164
International Core Growth...................................  $173,017
International Small Cap Growth..............................  $131,575
Global Blue Chip............................................  $ 14,949
Global Growth & Income......................................  $  6,193
Global Technology...........................................  $136,095
Global Health Care..........................................  $ 27,098
Emerging Countries..........................................  $199,774
Pacific Rim.................................................  $  2,430
Latin America...............................................  $  3,570
Short Intermediate..........................................  $ 16,608
High Quality Bond...........................................  $ 18,814
High Yield Bond.............................................  $ 14,227

    Nicholas-Applegate Securities serves as distributor of the Trust. In addition, the Class R Shares of eight of the Funds have a shareholder servicing plan pursuant to which they compensate Nicholas-Applegate Securities at the rate of 0.25% of average net assets for expenses in connection with non-distribution shareholder services provided by it and other institutions. The shareholder service fees below are of the Trust's most recently completed fiscal year on March 31, 2000.

Large Cap Growth............................................  $82,300
Mid Cap Growth..............................................  $     1
Small Cap Growth............................................  $ 7,358
Value.......................................................  $16,338
International Core Growth...................................  $19,059
Emerging Countries..........................................  $     1
High Quality Bond...........................................  $ 5,930

                                   EXHIBIT I
                 FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

    THIS INVESTMENT ADVISORY AGREEMENT is made as            , 2001, between
NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS, a Delaware business trust (the "Trust"), and NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, a California limited partnership (the "Investment Adviser").

    WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act");

    WHEREAS, the Trust currently offers shares of nineteen series (each a "Fund" and collectively the "Funds"); and

    WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory services to the Trust and each of its Funds;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1.  APPOINTMENT.

    (a) The Trust hereby appoints the Investment Adviser to serve as investment adviser to each of the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

    (b) In the event that the Trust establishes one or more series other than the Funds with respect to which it desires to retain the Investment Adviser to serve as investment adviser hereunder, it will notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services under this Agreement it will so notify the Trust in writing, whereupon such series will become a "Fund" (as defined hereunder) and will be subject to the provisions of this Agreement to the same extent as the Funds except to the extent that such provisions (including those relating to the compensation payable by the Fund to the Investment Adviser) are modified with respect to such Fund in writing by the Trust and the Adviser at the time.

    2.  SERVICES.

    (a) Subject to the supervision of the Trust's Board of Trustees (the "Board"), the Investment Adviser will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to each Fund. The Investment Adviser will provide the services under this Agreement in accordance with each Fund's investment objective, policies and restrictions as stated in the Fund's prospectus and statement of additional information, as currently in effect and as from time to time amended (collectively, the "Prospectus"), and resolutions of the Board. The Investment Adviser further agrees that it:

    (b) Will conform with all applicable rules and regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law.

    (c) Will place all orders for the purchase and sale of portfolio securities for the account of each Fund with brokers or dealers selected by the Investment Adviser. In executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek on behalf of the Trust and each Fund the best available price and execution. In assessing the best overall terms available for any transaction, the Investment Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the order, the difficulty and risk of execution, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

    In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any Fund and/or other accounts over which the Investment Adviser or any affiliate of the Investment Adviser exercises investment discretion. The Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission or spread for executing a portfolio transaction for any Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser to the particular Fund and to the Trust. The Investment Adviser may also select brokers who sell shares of the various series of Nicholas-Applegate Institutional Funds to execute portfolio transactions. The extent and continuation of these practices will be subject to periodic review by the Board.

    In executing portfolio transactions for any Fund, the Investment Adviser may, but will not be obligated to, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Prospectus, to the extent permitted by applicable laws and regulations. In such event, the Investment Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients.

    (d) Will maintain all books and records with respect to the securities transactions of the Funds, keep books of account with respect to the Funds and furnish the Board with such periodic and special reports as the Board may request.

    (e) Will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and shareholders of the Trust ("Investors") or those persons or entities who respond to inquiries concerning investment in the Trust, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder or under any other agreement with the Trust except after prior notification to and approval in writing by the Trust, which approval will not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. Nothing contained herein, however, will prohibit the Investment Adviser from advertising to or soliciting the public generally with respect to other products or services, including, but not limited to, any advertising or marketing via radio, television, newspapers, magazines or direct mail solicitation, regardless of whether such advertisement or solicitation may coincidentally include prior or present Investors or those persons or entities who have responded to inquiries regarding the Trust.

    (f) Will obtain the prior written approval of the Board before retaining the services of any subadviser to manage the assets and portfolio investments of any Fund

    3. SERVICES NOT EXCLUSIVE. The Investment Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent. The investment management services furnished by the Investment Adviser hereunder are not deemed exclusive, and the Investment Adviser will be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

    4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request.

In addition, the Investment Adviser agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

    5. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust.

    6. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and paid monthly (in arrears), at the annual rates set forth in Schedule A hereto. Such fee as is attributable to each Fund will be a separate charge to each such Fund and will be the several (and not joint or joint and several) obligation of each such Fund. The Investment Adviser may also from time to time agree to reduce its fees or absorb other operating expenses to ensure that the expenses of a Fund do not exceed certain limitations.

    7.  REPRESENTATIONS AND WARRANTIES.

    (a) The Trust represents and warrants to the Investment Adviser that:
(i) it is a business trust duly organized and existing and in good standing under the laws of the State of Delaware and is duly qualified to conduct its business in the State of Delaware and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is a registered open-end management investment company under the 1940 Act; (iii) a registration statement on Form N-lA under the Securities Act of 1933, as amended, on behalf of the Funds is effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of the Funds being offered for sale; (iv) it is empowered under applicable laws and by its Declaration of Trust and Bylaws to enter into and perform this Agreement; and
(v) all requisite trust proceedings have been taken to authorize it to enter into and perform this Agreement.

    (b) The Investment Adviser represents and warrants to the Trust that:
(i) it is a limited partnership duly organized and existing and in good standing under the laws of the State of California and is duly qualified to conduct its business in the State of California and in such other jurisdictions wherein the nature of its activities or its properties owned or leased makes such qualification necessary; (ii) it is empowered under applicable laws and by its partnership agreement to enter into and perform this Agreement; (iii) all requisite partnership proceedings have been taken to authorize it to enter into and perform this Agreement; and (iv) it is a registered investment adviser under the Investment Advisers Act of 1940 and applicable state laws.

    8.  LIMITATION OF LIABILITY; INDEMNIFICATION.

    (a) The Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Trust in connection with the matters to which this Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or by reason of the Investment Adviser's reckless disregard of its obligations and duties under this Agreement.

    The Trust will indemnify and hold harmless the Investment Adviser from and against all liabilities, damages, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Trust and the Funds; provided, however, that the Investment Adviser will not be entitled to indemnification with respect to any liability to the Trust or the Investors by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties, or by reason of the Investment Adviser's reckless disregard of its obligations and duties under this Agreement.

    (b) No trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in his or her official or individual capacity, to any person, including the Investment

Adviser, other than the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, save only that arising from his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty to such person; and all such persons shall look solely to the Trust property for satisfaction of claims of any nature against a trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. Moreover, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Fund shall be enforceable against the assets and property of the Fund only, and not against the assets and property of any other series of the Trust.

    9. DURATION AND TERMINATION. This Agreement will become effective with respect to each Fund (currently in existence) on the date first written above. This Agreement will become effective with respect to any additional Fund on the date of receipt by the Trust of notice from the Investment Adviser in accordance with Section l(b) hereof that the Investment Adviser is willing to serve as investment adviser with respect to such Fund.

    Unless sooner terminated as provided herein, this Agreement will continue in effect for a period of two years from the date hereof. Thereafter, if not terminated, this Agreement will continue in effect as to a particular Fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of such
Fund), or by the Investment Adviser, upon not less than 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as the meaning of such terms in the 1940 Act.)

    10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement will be effective as to a particular Fund until approved by vote of a majority of the outstanding voting securities of such Fund.

    11. NOTIFICATION OF CHANGE OF PARTNERS. During the term of this Agreement, the Investment Adviser will notify the Trust of any change in the membership of the Investment Adviser's partnership within a reasonable time after such change.

    12. NOTICES. Notices of any kind to be given to the Investment Adviser hereunder by the Trust will be in writing and will be duly given if mailed, delivered or communicated by answer back facsimile transmission to the Investment Adviser at 600 West Broadway, 30th Floor, San Diego, California 92101, Facsimile: (619) 687-8138, Attention: General Counsel, or at such other address or to such individual as will be so specified by the Investment Adviser. Notices of any kind to be given to the Trust hereunder by the Investment Adviser will be in writing and will be duly given if mailed or delivered to the Trust at 600 West Broadway, 30th Floor, San Diego, California 92101, Facsimile:
(619) 687-8138, Attention: Secretary, or at such other address or to such individual as will be so specified by the Trust to the Investment Adviser.

    13.  MISCELLANEOUS.

    (a) This Agreement constitutes the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.

    (b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

    (c) If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

    (d) This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and will be governed by the internal laws, and not the law of conflicts of laws, of the state of California; provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first above written.

             NICHOLAS-APPLEGATE                                  NICHOLAS-APPLEGATE
             INSTITUTIONAL FUNDS                                 CAPITAL MANAGEMENT

By:                                                 By:
     ---------------------------------------             ---------------------------------------
     E. Blake Moore, Jr.                                 E. Blake Moore, Jr.
     ITS SECRETARY                                       ITS GENERAL COUNSEL

                                   SCHEDULE A
                            INVESTMENT ADVISORY FEES

    The Investment Adviser will be compensated for its services under the Agreement with respect to the Funds at the following annual rates:

     1. For the WORLDWIDE GROWTH FUND, INTERNATIONAL SMALL CAP GROWTH FUND AND INTERNATIONAL CORE GROWTH FUND, 1.00% of the first $500 million of the Fund's average daily net assets, 0.90% of the next $500 million and 0.85% of the Fund's average daily net assets in excess of $1 billion.

     2. For the MID CAP GROWTH FUND AND CONVERTIBLE FUND, 0.75% of the first $500 million of each such Fund's average daily net assets, 0.675% of the next $500 million and 0.65% of the each such Fund's average daily net assets in excess of $1 billion.

     3. For the HIGH QUALITY BOND FUND, 0.45% on the first $500 million of the Fund's average daily net assets, 0.40% on the next $250 million and 0.35% on net assets in excess of $750 million.

     4. For the SHORT INTERMEDIATE FUND, 0.30% on the first $250 million of the Fund's average daily net assets and 0.25% on average daily net assests in excess of $250 million.

     5. For the HIGH YIELD BOND FUND,0.60% of the Fund's average daily net asset value.

     6. For the LARGE CAP FUND AND VALUE FUND, 0.75% of the first $500 million of each Fund's average daily net assets, 0.675 on the next $500 million, and 0.65% of net assets in excess of $1 billion.

     7. For the GLOBAL BLUE CHIP FUND,0.80% of the Fund's average daily net assets.

     8. For the GLOBAL GROWTH & INCOME FUND, 0.85% of the Fund's average net assets.

     9. For the SMALL CAP GROWTH FUND, PACIFIC RIM FUND, GLOBAL TECHNOLOGY FUND, GLOBAL HEALTH CARE FUND, 1.00% of each Fund's average daily net assets.

    10. For MINI CAP GROWTH FUND, LATIN AMERICA FUND, AND EMERGING COUNTRIES FUND, 1.25% of each Fund's average net assets.

                                   EXHIBIT II
                     FORM OF PROPOSED SUBADVISORY AGREEMENT

    This Subadvisory Agreement (the "Agreement") is entered into as of
            , 2001 between NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, a California limited partnership (the "Manager"), and CRITERION INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (the "Subadviser").

    WHEREAS Nicholas-Applegate Institutional Funds, a Delaware business trust (the "Trust"), an open-end management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is a series type investment company that is comprised of various series, each of which is a separate investment portfolio having its own investment objectives and investment policies;

    WHEREAS the Manager has entered into an investment advisory agreement with
the Trust dated             , 2001 (the "Management Agreement") pursuant to
which the Manager has been retained to furnish investment advisory services to the Trust and each of its series;

    WHEREAS the Subadviser is engaged in business as an investment adviser and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

    WHEREAS pursuant to the approval of the Trust and the authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Subadviser to furnish investment advisory services to one or more series of the Trust, and the Subadviser is willing to provide such services;

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.  SERVICES TO BE RENDERED BY SUBADVISER TO THE TRUST.

    a. Subject always to the supervision of the trustees of the Trust (the "Trustees"), the Subadviser will provide a continuous investment program for each of the series listed on Schedule A (each such series, a "Fund"), including investment research and management with respect to all securities and investments and cash equivalents in a Fund. The Subadviser will determine from time to time what securities and other investments will be purchased, retained or sold with respect to a Fund. In the performance of its duties, the Subadviser (i) will provide services under this Agreement in accordance with a Fund's investment objectives, policies and restrictions as set forth in its Existing prospectus and statement of additional information as provided to the Subadviser by the Trust, (ii) will comply with the 1940 Act and all rules and regulations thereunder, and all other applicable law, and will comply with other written directions which the Trustees or the Manager, as the case may be, may from time to time provide, and (iii) shall exercise the same care and diligence as required of the Manager pursuant to the terms of the Management Agreement in the form provided by the Manager to the Subadviser. The Subadviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund.

    b. In the event that the Manager designates one or more series with respect to which it and the Trust wish to retain the Subadviser to render investment advisory services hereunder, it shall notify the Subadviser in writing. If the Subadviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

    c. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder in a professional manner and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of each Fund, including assistance in obtaining and verifying prices for portfolio securities.

    d. The Subadviser will place all orders for the purchase and sale of portfolio securities for the account of a Fund with brokers or dealers selected by the Subadviser. In executing portfolio transactions and selecting brokers or dealers, the Subadviser will use its best efforts to seek on behalf of a Fund the best available price and execution. In assessing the best overall terms available for any transaction, the Subadviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the order, the difficulty and risk of execution, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

        In evaluating the best overall terms available, and in selecting the broker or dealer or execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") provided to a Fund and/or other accounts over which the Subadviser or any affiliate of the Subadviser exercises investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission or spread for executing a portfolio transaction for a Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Subadviser to the particular Fund and to the Trust. The Subadviser may also select brokers who sell shares of the various series of Nicholas-Applegate Institutional Funds to execute portfolio transactions. The extent and continuation of these practices will be subject to periodic review of the Trustees.

        In executing portfolio transactions for any Fund, the Subadviser may, but will not be obligated to, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the prospectus, to the extent permitted by applicable laws and regulations. In such event, the Subadviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to a Fund and such other clients.

    e. The Subadviser will make available to the Trust and the Manager, promptly upon request, any of the Funds' investment records and ledgers maintained by the Subadviser as are necessary to assist the Trust and the Manager to comply with the requirements of the 1940 Act, the Advisers Act, and other applicable laws. The Subadviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to each Fund which may be requested in order to ascertain whether the operations of such Fund are being conducted in a manner consistent with applicable laws and regulations.

    f. The Subadviser will provide reports to the Trustees for consideration at meetings of the Trustees on the investment program for each Fund and the issuers and securities represented in each Fund's portfolio, and will furnish the Trustees with respect to each Fund such periodic and special reports as the Trustees and/or the Manager may reasonably request.

    g. The Subadviser shall not be obligated to pay any expenses of or for the Trust or of or for a Fund not expressly assumed by the Subadviser pursuant to this Section 1.

2.  COMPENSATION TO BE PAID BY THE MANAGER TO THE SUBADVISER.

    The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered, for the facilities furnished and for the expenses borne by the Subadviser pursuant to Section 1, a fee in accordance with Schedule A of this Agreement.

3.  ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

    This Agreement shall automatically terminate with respect to a Fund, without the payment of any penalty, in the event of its assignment or in the event that the Management Agreement between the Manager and the Trust, with respect to such Fund, shall have terminated for any reason, and the Manager shall provide notice of any such termination of the Management Agreement to the Subadviser.

4.  EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

    This Agreement shall become effective on the first date written above, and shall remain in full force and effect continuously thereafter with respect to each Fund (unless terminated automatically as set forth in Section 3) until terminated as follows:

    a. The Trust may at any time terminate this Agreement by written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Subadviser, or

    b. Unless sooner terminated as provided herein, this Agreement will continue in effect for a period of two years from the date hereof. Thereafter, if not terminated, this Agreement will continue in effect as to a Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by vote of the Trustees or by vote of a majority of the outstanding voting securities of such
       Fund), by the Manager or by the Subadviser, upon not less than 60 days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as the meaning of such terms in the 1940 Act).

5.  PROVISION OF CERTAIN INFORMATION BY SUBADVISER.

    The Subadviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Subadviser shall fail to be registered as an investment adviser under the Advisers Act, (b) the Securities and Exchange Commission (the "SEC") has censured the Subadviser, placed limitations on its activities, functions, or operations; suspended its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (c) the Subadviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; (d) the Subadviser has a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended; (e) there is a change in control, or an agreement contemplating a change in control, of the Subadviser or any parent of the Subadviser within the meaning of the 1940 Act; or (f) there is a material adverse change in the business or financial position of the Subadviser.

6.  EXCULPATION OF SUBADVISER.

    The Subadviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Trust in connection with the matters to which this Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Subadviser in the performance of its duties, or by reason of the Subadviser's reckless disregard of its obligations and duties under this Agreement.

    The Manager will indemnify and hold harmless the Subadviser from and against all liabilities, damages, costs and expenses that the Subadviser may incur in connection with any action, suit, investigation or proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Subadviser with respect to the performance of its duties or obligations hereunder or otherwise as an investment adviser of the Trust and Fund; PROVIDED, HOWEVER, that the Subadviser will not be entitled to indemnification with respect to any liability to the Trust or the Manager by reason of willful misfeasance, bad faith or gross negligence on the part of the Subadviser in the performance of its duties, or by reason of the Subadviser's reckless disregard of its obligations and duties under this Agreement.

7.  EXERCISE OF VOTING RIGHTS.

    Except with the agreement or on the specific instructions of the Trustees or the Manager, the Subadviser shall exercise or procure the exercise of any voting right attaching to investments of the Fund.

8.  DISCLOSURE ABOUT SUBADVISER.

    The Subadviser has reviewed Post-Effective Amendment No. 5 to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadviser, and represents and warrants that, with respect to the disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement contains, as of the date hereof, no untrue statement of a material fact, and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Subadviser further represents and warrants that it is registered as an investment adviser under the Advisers Act and will maintain such registration as long as this Agreement remains in effect.

9.  BOOKS AND RECORDS

    The Subadviser hereby agrees that all records that it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records required to be maintained by Rule 31a-1 under the 1940 Act.

10. CONFLICTS OF INTEREST

    It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Subadviser, and in any person controlling, controlled by or under common control with the Subadviser, and that the Subadviser and any person controlling, controlled by or under common control with the Subadviser may have an interest in the Trust. It is also understood that the Subadviser and persons controlling, controlled by or under common control with the Subadviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

11. SERVICES NOT EXCLUSIVE.

    The Subadviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided herein or authorized by the Trustees from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent. The investment management services furnished by the Subadviser hereunder are not deemed exclusive, and the Subadviser will be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

12. NOTICES.

    All notices, requests and consents shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid, to the other party at the address indicated below:

If to the Manager:

Nicholas-Applegate Capital Management
600 West Broadway
San Diego, California 92101
Fax: 619-687-8138
Attention: E. Blake Moore, Jr., General Counsel

If to the Subadviser:

Criterion Investment Management LLC
1990 Post Oak Boulevard
Suite 1100
Houston, Texas 77056
Fax: (713) 963-5213
Attention: Fred Robertson

13. GOVERNING LAW

    This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and will be governed by the internal laws, and not the law of conflicts of laws, of the State of California; provided that nothing herein will be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder.

14. MISCELLANEOUS

    This Agreement represents the entire agreement pertaining to the subject matter hereof between the parties and supersedes all prior agreements and understandings pertaining thereto. The headings of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof. Should any provision of this Agreement be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein. This Agreement may be executed in more than one counterpart with the same effect as if the parties executing the several counterparts had all executed one counterpart.

    For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

    IN WITNESS WHEREOF, NICHOLAS-APPLEGATE CAPITAL MANAGEMENT and CRITERION INVESTMENT MANAGEMENT LLC have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


CRITERION INVESTMENT                           NICHOLAS-APPLEGATE CAPITAL
  MANAGEMENT LLC                               MANAGEMENT

By:                                            By:
  Name:                                        E. Blake Moore, Jr.
  Title:                                       General Counsel

                                   SCHEDULE A

    1.  The following series of the Trust are covered by this Agreement:

       High Quality Bond Fund

       Short-Intermediate Fund

    2. The Subadviser fee for each Fund shall be paid monthly in U.S. dollars in arrears. The fee shall be equal to an annual rate of 0.25% of the average daily net asset value with respect to such Fund. For a month in which this Agreement becomes effective or terminates with respect to a Fund, the portion of the Subadviser fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the month.

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                      PROXY FOR THE MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 12, 2001

                 VOTE VIA THE INTERNET: http://www.proxyvote.com

                        TOUCH-TONE VOTING: 1-800-690-6903

         I (we), having received notice of the meeting and the Proxy Statement, appoint E. Blake Moore, Jr., Charles H. Field, and Deborah Wussow, and each of them, my (our) attorneys with full power of substitution in them and each of them and in my (our) name(s) to attend the Meeting of Shareholders to be held on January 12, 2001, at 10:00 a.m. (San Diego time) at the offices of Nicholas-Applegate Capital Management, 600 West Broadway, San Diego, California 92101, and any adjourned session or sessions thereof, and there to vote and act upon the following matters as more fully described in the accompanying Proxy Statement in respect of all shares of the Fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                  NOTE: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                  --------------------------------------------
                  Signature


                  --------------------------------------------
                  Signature


                  ___________________________, 200_
                  Date

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSALS:

         1. To approve a new investment advisory agreement between the Trust, on behalf of each of the Funds, and Nicholas-Applegate Capital Management. This Agreement will take effect only if the proposed acquisition of Nicholas-Applegate Capital Management by Allianz of America, Inc. is consummated.

                  ____ FOR         _____ AGAINST        _____ ABSTAIN




         2. FOR SHAREHOLDERS OF THE SHORT INTERMEDIATE FUND AND THE HIGH QUALITY BOND FUND

                  To approve a new subadvisory agreement between Nicholas-Applegate Capital Management and, Criterion Investment Management, LLC for the two Funds listed above. This Agreement will take effect only if the proposed acquisition of Nicholas-Applegate Capital Management by Allianz of America, Inc. is consummated.

                  ____ FOR         _____ AGAINST        _____ ABSTAIN